UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 – Other Events.

As previously disclosed, on December 9, 2019, Goldman Sachs BDC, Inc., a Delaware Corporation (“GSBD”), entered into the Agreement and Plan of Merger (the “Original Merger Agreement”), with Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Goldman Sachs Asset Management, L.P., a Delaware limited partnership and investment adviser to each of GSBD and MMLC (“GSAM,” and together with GSBD, MMLC and Merger Sub, the “Parties”). As previously disclosed on June 11, 2020, the Parties amended and restated the Original Merger Agreement in its entirety (as amended and restated, the “Amended and Restated Merger Agreement”). Pursuant to and subject to the terms and conditions of the Amended and Restated Merger Agreement, Merger Sub will merge with and into MMLC, with MMLC continuing as the surviving company and as a wholly-owned subsidiary of GSBD (the “Initial Merger”) and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company (the “Second Merger” and, together with the Initial Merger, the “Merger”).

Filed with this Current Report on Form 8-K as Exhibit 99.1 is “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp.” for the quarter ended June 30, 2020. Exhibit 99.1 is incorporated herein by reference.

Filed with this Current Report on Form 8-K as Exhibit 99.2 are the unaudited consolidated financial statements of MMLC for the periods described in Item 9.01(a) below and the notes related thereto.

Filed with this Current Report on Form 8-K as Exhibit 99.3 are the unaudited pro forma condensed consolidated financial statements for the periods described in Item 9.01(b) below and the notes related thereto.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements.

The historical unaudited consolidated financial statements of MMLC as of June 30, 2020 and December 31, 2019 and for the three and six months ended June 30, 2020 and 2019, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of GSBD, giving effect to the Merger, as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs Middle Market Lending Corp. for the quarter ended June 30, 2020.

99.2	Historical unaudited consolidated financial statements of Goldman Sachs Middle Market Lending Corp. as of June 30, 2020 and December 31, 2019 and for the three and six months ended June 30, 2020 and 2019.

99.3

Unaudited pro forma condensed consolidated financial statements of Goldman Sachs BDC, Inc., giving effect to the Merger, as of and for the six months ended June 30, 2020 and for the year ended December 31, 2019.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of GSBD, MMLC, or, following the Merger, the combined company and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD and MMLC with the Securities and Exchange Commission (“SEC”), including those contained in the joint proxy statement and prospectus that forms part of a registration statement on Form N-14 filed with the SEC on August 4, 2020. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability of the parties to consummate the Merger on the expected timeline, or at all, failure of GSBD or MMLC to obtain the requisite stockholder approval for the Merger, the ability to realize the anticipated benefits of the Merger, effects of disruption on the business of GSBD and MMLC from the proposed Merger, the effect that the announcement or consummation of the Merger may have on the trading price of GSBD’s common stock on New York Stock Exchange; the combined company’s plans, expectations, objectives and intentions as a result of the Merger, any decision by MMLC to pursue continued operations, any termination of the Amended and Restated Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of GSAM, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof. Neither GSBD nor MMLC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: September 16, 2020	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer